Exhibit 10.2

                 AMENDMENT, WAIVER, AND CONSENT

     THIS AMENDMENT, WAIVER, AND CONSENT (this "Amendment") is entered into as of June 19, 2000, among DOBSON OPERATING CO., L.L.C., an Oklahoma limited liability company ("DOC"), the Required Lenders under the Credit Agreement (hereinafter defined), BANK OF AMERICA, N.A., in its capacity as Administrative Agent for the Lenders under the Credit Agreement ("Administrative Agent"), and Guarantors under the Credit Agreement (hereinafter defined).

     Reference is made to the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the ("Credit Agreement"), among DOC, as Borrower, Administrative Agent, First Union National Bank and PNC Bank, National Association, as Co-Documentation Agents, Toronto Dominion (Texas), Inc. and Lehman Commercial Paper Inc., as Co-Syndication Agents, certain Managing Agents, and Co-Agents defined therein, and the Lenders party thereto.

     Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit
Agreement. Unless otherwise indicated, all Paragraph references herein are to Paragraphs in this Amendment.

                        R E C I T A L S

     A. Dobson Communications Corporation ("Communications") proposes to issue up to $300,000,000 of Senior Notes (the "New Bond Debt"), a portion of the proceeds of which will be used as follows: (i) to pay costs and expenses associated with the issuance of the New Bond Debt and (ii) to fund a subordinated loan to DOC which complies with the requirements of Section 9.12(d) of the Credit Agreement, which subordinated loan will, in turn, be used to prepay the Revolver Principal Debt then outstanding.

     B. Borrower has informed Administrative Agent that it has been unable to obtain the Consent of the General Partner and the Initial Transaction Statement with respect to the Oklahoma RSA 3 Limited Partnership as required by Schedule 7.1A, item 6 and the Security Agreement executed by Dobson Cellular Systems, Inc.

     C. DOC and Communications have requested certain amendments and waivers under the Credit Agreement, and Required Lenders are willing to grant and agree to such amendments and waivers, but only upon the conditions, among other things, that DOC, Guarantors, and Required Lenders shall have executed and delivered this Amendment and shall have agreed to the terms and conditions of this Amendment.

     NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

Paragraph 1.   Amendments.

     1.1     Definitions.

     (a) The definition of "Annualized Interest Expense" is deleted in its entirety and replaced with the following definition:

          "Annualized Interest Expense means (a) from the Closing Date through March 31, 2000, the
          Interest Expense of the Companies for the period from January 1, 2000, through March
          31, 2000, multiplied by four; (b) for the fiscal quarter ending June 30, 2000, (i) the sum of (x) the Debt of the Companies as of June 30, 2000, multiplied by the per annum average weighted interest rate on the Debt during such quarter plus (y) the aggregate principal amount of New Bond Debt as of June
          30, 2000, multiplied by the per annum
          interest rate on the New Bond Debt (such calculation in clause (y) being referred to herein, as the ("Communications Annualized
          Pro Forma Interest Expense"); (c) for the fiscal quarter ending September 30, 2000, the sum of (i) the Interest Expense of the Companies for the period from July 1, 2000, through September 30, 2000, multiplied by four plus (ii) the Communications Annualized
          Pro Forma Interest Expense; (d) for the
          fiscal quarter ending December 31, 2000, the sum of (i) the Interest Expense of the Companies for the period from July 1, 2000, through December 31, 2000, multiplied by two plus (ii) the Communications Annualized Pro
          Forma Interest Expense; and (e) for the
          fiscal quarter ending March 31, 2001, the sum of (i) the Interest Expense of the Companies for the period from July 1, 2000, through March 31, 2001, multiplied by 4/3 plus
          (ii) the Communications Annualized Pro Forma
          Interest Expense."

     (b) The definition of "Applicable Margin" is amended as follows: (i) by deleting the reference to "Leverage Ratio" in such definition and substituting the words "Communications Leverage Ratio" therefor, (ii) by deleting the reference to "Permitted Acquisition Compliance Certificate for a Permitted Acquisition" in clause(d)(i) and substituting therefor the words "Permitted Acquisition Loan Closing Certificate for a Permitted Acquisition," and (iii) by adding a proviso to clause (d)(i) as follows:

          "; provided that if a Permitted Acquisition
          Loan Closing Certificate for a Permitted
          Acquisition is delivered after the end of a fiscal quarter but prior to the delivery of the Compliance Certificate for such quarter pursuant to Section 9.3, the Applicable
          Margin shall be based on the Permitted
          Acquisition Loan Closing Certificate for a
          Permitted Acquisition or the Compliance
          Certificate that results in the higher
          Applicable Margin."

     (c) The definition of "Communications Bond Debt" is deleted in its entirety and replaced with the following definition:

          "Communications Bond Debt means (i) the
          Existing Bond Debt and (ii) the New Bond
          Debt."

     (d)  Clauses (a) and (b) of the definition of "Interest
Coverage Ratio" are amended by deleting the reference to "September 30, 2000" in such clauses and substituting therefor the date "March 31, 2001".

     (e) The definition of "Interest Expense" is amended by adding the following sentence at the end of such definition:

          "With respect to the calculation of Interest
          Expense for the Companies, Interest Expense shall include (without duplication) the aggregate amount of interest on the Communications Bond Debt (whether accrued or actually paid in cash)."

     (f)  The following definitions of "Communications Leverage
          Ratio," "Communications Total Debt," "Communications Operating Cash Flow," "Existing Bond Debt," New Bond Debt," "Supplemental Capital Expenditures," and "Supplemental Capital Expenditures Budget" shall be alphabetically inserted in Section 1.1 to read, as follows:

          "Communications Leverage Ratio means, with respect to Communications and its Restricted
          Subsidiaries, the ratio of (a) Communications
          Total Debt to (b) Communications Operating
          Cash Flow."

          "Communications Operating Cash Flow, as of any date of determination, means the Operating Cash Flow of Communications and its
          Restricted Subsidiaries on a consolidated basis adjusted as required, with respect to any Cellular Partnership, to take into account any minority ownership when (and only when) intercompany Debt to all Companies from such Cellular Partnerships has been paid in full."

          "Communications Total Debt means (without duplication), as of any date of determination, for Communications and its
          Restricted Subsidiaries on a consolidated basis, the sum of all obligations for borrowed money, all payments required under non-compete agreements, capital lease obligations, amounts required under installment sales purchases, all debt or other financial obligations of others guaranteed by such Person, any amounts for which such Person is contingently liable to provide, as equity or debt, advances to other
          Persons, any Preferred Stock after the
          applicable Cash-Pay Date, and any other class or series of capital stock that by its terms is required to be redeemed prior to its stated final redemption date or otherwise requires cash dividend payments to be made prior to the final redemption of such stock.
          Communications Total Debt shall exclude any Subordinated Debt owed by any Company to Communications."

          "Existing Bond Debt means the 11:% Senior
          Notes due 2007 issued by Communications
          pursuant to that certain Indenture dated as of February 28, 1997, between Communications and United States Trust Company of New York, in an aggregate original principal amount of $160,000,000, and the documents and agreements evidencing and establishing such
          Debt, as the same may be amended from time to time in accordance with the terms thereof and hereof."

          "New Bond Debt means Senior Notes issued by
          Communications in June 2000, so long as
          (a) the aggregate original principal amount of such Senior Notes does not exceed
          $300,000,000, (b) the maturity date of such Senior Notes is later than March 31, 2008,
          (c) at least $200,000,000 of the proceeds of such New Bond Debt is loaned to Borrower pursuant to a subordinated loan that satisfies the requirements of Section
          9.12(d), and (d) all terms and conditions of such New Bond Debt and the documents and agreements evidencing and establishing such
          New Bond Debt  are acceptable to
          Administrative Agent (in its sole
          discretion)."

          "Supplemental Capital Expenditures means, with respect to Permitted Acquisitions, for any period of determination, the aggregate projected Capital Expenditures reflected on the Supplemental Capital Expenditure Budgets delivered in connection with such Permitted
          Acquisitions, so long as each such
          Supplemental Capital Expenditure Budget has been approved by Administrative Agent, Co-
          Syndication Agents, and Co-Documentation
          Agents, and the related Permitted Acquisition has been consummated."

          "Supplemental Capital Expenditures Budget means, with respect to any Permitted
          Acquisition, the budget detailing projected
          Capital Expenditures to the latest
          Termination Date and delivered in connection with such Permitted Acquisition pursuant to
          Section 7.2."

     1.2     Mandatory Prepayments.

     (a)  A new Section 3.3(b)(vi) is added as follows:

          A    (vi) Concurrently with the incurrence of
          the Subordinated Debt owed to Communications funded with all or a portion of the proceeds of the New Bond Debt, the Revolver Principal
          Debt shall be prepaid by an amount equal to 100% of the Net Cash Proceeds realized by any Company from such incurrence of Subordinated
          Debt.  Such mandatory prepayment of Revolver
          Principal Debt shall reduce the Revolver
          Principal Debt (but not the Revolver
          Commitment unless a Default then exists or arises) and shall be applied ratably among the Revolver Lenders in proportion to the amount of their respective Revolver Principal
          Debt (in the case of a mandatory prepayment) or Committed Sums under the Revolver Facility
          (in the case of a mandatory commitment
          reduction)."

     (b)  The first sentence in the paragraph following Section
3.3(b)(vi) shall be deleted in its entirety and replaced with the following:

          "Each commitment reduction or prepayment under this Section 3.3(b) (other than Section
          3.3(b)(vi)) shall be applied as follows
          unless a Default or Potential Default then exists or arises as a result therefrom
          (whereupon the provisions of Section 3.12(b) shall apply):"

     1.3     Conditions Precedent to a Permitted Acquisition.
The third sentence of Section 7.2 is deleted in its entirety and the following sentence is substituted therefor:

          "All documentation delivered and satisfaction of conditions pursuant to the requirements of
          Section 7.2 must be satisfactory to
          Administrative Agent (and in the case of the Supplemental Capital Expenditures Budget, must be acceptable to Administrative Agent, Co-Syndication Agents, and Co-Documentation
          Agents)."

     1.4     Use of Proceeds.  The reference to "Communications
Bond Debt" in clause (c) of Section 8.1 is deleted and the words
"Existing Bond Debt" is substituted therefor.

     1.5     Payment of Obligation.  The reference to "and
Section 9.21" in the second sentence of Section 9.6 shall be deleted therefrom.

     1.6     Loans, Advances, Investments, and Restricted
Payments.

     (a) Clause (m)(i) of Section 9.20 is amended by striking the words "in effect on the Closing Date" from such clause.

     (b)  The reference to "Communications Bond Debt" in clause
(u) of Section 9.20 is deleted and the words "Existing Bond Debt" is substituted therefor.

     1.7     Financial Covenants.

     (a) The Pro Forma Debt Service Coverage covenant set forth in Section 9.29(b) is amended by substituting the following table for the table set forth at the end of such Section:


     Period                      Pro Forma Debt Service Ratio
     ------                      ----------------------------

     On and after the Closing    1.15 to 1
     Date to and including
     December 31, 2001

     On and after January 1,     1.25 to 1
     2002, to and including
     December 31, 2002

     On and after January 1,     1.50 to 1
     2003

     (b)  The Interest Coverage covenant set forth in Section
9.29(c) is amended by substituting the following table for the table set forth at the end of such Section:


     Period                      Interest Coverage Ratio
     ------                      -----------------------

     On and after the Closing    1.40 to 1
     Date to and including
     June 29, 2000

     On and after June 30,       1.25 to 1
     2000, to and including
     December 30, 2000

     On and after December 31,   1.40 to 1
     2000, to and including
     June 29, 2001

     On and after June 30,       1.50 to 1
     2001, to and including
     December 30, 2001

     On and after December 31,   1.60 to 1
     2001, to and including
     September 29, 2002

     On and after September      1.75 to 1
     30, 2002, to and
     including December 30,
     2002

     On and after December 31,   2.00 to 1
     2002, to and including
     March 30, 2003

     On and after March 31,      2.25 to 1
     2003

     (c) The Fixed Charge Coverage covenant set forth in Section 9.29(d) is amended to change the commencement date thereof and the compliance requirements as follows: (i) by deleting the reference to "December 31, 2001" in the first clause thereof and substituting therefor the date "June 30, 2002", and (ii) by substituting the following table for the table set forth at the end of such Section:


     Period                        Fixed Charge Coverage Ratio
     ------                        ---------------------------

     On and after June 30, 2002,   1.05 to 1
     to and including December
     31, 2002

     On and after January 1, 2003  1.15 to 1

     (d) Section 9.29(e) is deleted in its entirety and the following provision is substituted therefor:

     "(e) Capital Expenditures.  Borrower shall not permit
     Capital Expenditures for any period of determination to exceed the amount shown in the table below which corresponds to such period of determination:


          Period               Permitted Capital Expenditures
          ------               ------------------------------

          Calendar year 2000   $110,000,000

          Calendar year 2001   $80,000,000

     ; provided, however, (i) that the permitted Capital Expenditures of the Companies for any period of determination may be increased by an amount equal to the aggregate Supplemental Capital Expenditures for such period, but in no event shall the Capital Expenditures permitted by this Section 9.29(e) exceed $140,000,000 in calendar year 2000 and $100,000,000 in calendar year 2001 and (ii) that an amount equal to the lesser of (x) $20,000,000 and (y) the difference between $69,000,000 and the amount of Capital Expenditures of the Companies during calendar year 1999 may be carried forward to fiscal year 2000, such that such amount may be used in fiscal year 2000 only after all permitted Capital Expenditures for fiscal year 2000 (as set forth above) have been expended."

  1.8     Covenants of Communications.

  (a) Section 9.30(a) is deleted in its entirety and the following provision is substituted therefor:

     "(a) Debt. Communications shall not borrow any monies or create any Debt, except (i) to the extent still outstanding after the Closing Date, up to $10,000,000 of the Existing Bond Debt; (ii) Debt arising under the New Bond Debt; (iii) Debt arising under Financial Hedges permitted by, and in compliance with, Section 9.26(c); and (iv) Debt of Communications owed to Borrower permitted by, and in compliance with, Sections 9.20(m) and (p)."

  (b) Section 9.30(e) is deleted in its entirety and the following provision is substituted therefor:

     "(e) Communications Bond Debt, Preferred Stock, and Exchange Debentures. Other than with respect to the tender offer and consent solicitation regarding the Existing Bond Debt occurring on the Closing Date, Communications shall not (i) amend or modify any provision of, or waive any condition under, any document or instrument evidencing or relating to the Communications Bond Debt, the Preferred Stock, or the Exchange Debentures, including, without limitation, the Indenture for either issuance of Communications Bond Debt, the Certificate of Designation for any Preferred Stock, and the related documents or indentures evidencing or creating any Exchange Debentures;
     (ii) make any optional redemptions, prepayments, or other payments on either issuance of Communications Bond Debt, any Preferred Stock, or any Exchange Debentures, other than (x) regularly scheduled interest payment on each issuance of Communications Bond Debt,
     (y) regularly-scheduled required cash dividends on each series of Preferred Stock on and after the respective Cash-Pay Date for such series of Preferred Stock, or
     (z) regularly scheduled dividends on the Preferred Stock, paid solely in the form of additional shares of Preferred Stock having an aggregate liquidation preference equal to the amount of such dividends; provided that, in lieu of issuing any partial shares of Preferred Stock to pay any non-cash dividend permitted by this clause (z), Communications may pay cash dividends in an amount not to equal or exceed $1,000 for any quarterly dividend period; (iii) use Restricted Payments, loans, advances, or investments received from Borrower (other than Restricted Payments, loans, advances, or investments made pursuant to Sections 9.20(p), (q), (s), (t), or (u)) for any purpose, other than (x) to make regularly scheduled interest payments on the Communications Bond Debt, or (y) after January 15, 2003, to pay regularly scheduled dividends on the Preferred Stock. Upon receipt of any Distribution of the Class A Preferred Stock made pursuant to Section 9.20(t), Communications shall cancel and retire all of the Class A Preferred Stock consistent with its contemplated plan of recapitalization in connection with the initial public offering. Upon the issuance of the New Bond Debt, Communications shall make a subordinated loan that satisfies the requirements of Section 9.12(d) to Borrower in an original principal amount of not less than $200,000,000."

  1.9 Exhibit E-2. The Form of Permitted Acquisition Compliance Certificate set forth on Exhibit E-2 to the Credit Agreement, is deleted in its entirety and the document labeled Exhibit E-2, Revised Form of Permitted Acquisition Compliance Certificate attached hereto shall be substituted therefor.

Paragraph 2.   Waiver.  Subject to and upon the terms and
conditions herein specified, the Lenders agree not to exercise their Rights under the Credit Agreement and related Loan Documents solely as a result of noncompliance with the requirements of the Security Agreement delivered by Dobson Cellular Systems, Inc. and Schedule 7.1A, item 6 with respect to the delivery of the Consent of the General Partner and the Initial Transaction Statement with respect to the Oklahoma RSA 3 Limited Partnership; so long as, the Companies in the aggregate own not more than a 5% limited partnership interest in Oklahoma RSA 3 Limited Partnership.

Paragraph 3.   Amendment Fees.  On the Effective Date, Borrower
shall pay (a) to Administrative Agent (for the ratable benefit of the Revolver Lenders consenting to this Amendment on or prior to the Effective Date, the "Consenting Revolver Lenders"), an amendment fee in an amount equal to 0.25% of the aggregate Committed Sums under the Revolver Facility of each Consenting Revolver Lender as of the Effective Date and (b) to Administrative Agent (for the ratable benefit of the Term Loan A Lenders, the Term Loan B Lenders, and the Discretionary Lenders consenting to this Amendment on or prior to the Effective Date, the "Consenting Term Loan Lenders"), an amendment fee in an amount equal to 0.25% of the aggregate Term Loan A Principal Debt, Term Loan B Principal Debt, or Discretionary Principal Debt owed to the Consenting Term Loan Lenders as of the Effective Date. The failure of Borrower to comply with the provisions of this Paragraph 3 shall constitute a payment Default entitling Lenders to exercise their respective Rights under the Loan Documents.

Paragraph 4.   Conditions.  Notwithstanding any contrary
provision, this Amendment is not effective until the date upon which (a) the representations and warranties in this Amendment are true and correct; (b) Administrative Agent receives an opinion of counsel acceptable to Administrative Agent addressed to Administrative Agent and the Lenders that the issuance of the New Bond Debt does not constitute a "default" or "event of default" or other breach or noncompliance with the terms and provisions of the existing Communications Bond Debt, the Exchange Debentures, or the Preferred Stock, including any event which would create voting rights in the holders of the Preferred Stock;
(c) Administrative Agent receives counterparts of this Amendment executed by DOC, each Guarantor, and Required Lenders;
(d) evidence satisfactory to Administrative Agent that Communications has received a minimum of $300,000,000 in proceeds from the issuance of the New Bond Debt, and that Communications has loaned at least $200,000,000 to DOC pursuant to a subordinated loan that satisfies the requirements of Section 9.12(d); and (e) payment of the amendment fees required to be paid to consenting Lenders and Administrative Agent on the Effective Date pursuant to Paragraph 3 hereof. On the Business Day upon which all of the preceding conditions precedent are satisfied, this Amendment shall be effective (the "Effective Date").

Paragraph 5.   Compliance with Amendment Requirements.  The
failure of DOC, its Subsidiaries, or any Guarantor to comply with the conditions (including, without limitation, the conditions set forth in Paragraph 4(a)) or limitations set forth in this Amendment on and after the Effective Date hereof shall constitute a Default under the Credit Agreement, entitling the Lenders to exercise their Rights under the Loan Documents.

Paragraph 6.   Acknowledgment and Ratification.  As a material
inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, DOC and each Guarantor (i) consent to the agreements in this Amendment and (ii) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of DOC or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed.

Paragraph 7.   Representations.  As a material inducement to
Administrative Agent and Lenders to execute and deliver this Amendment, DOC and each Guarantor represent and warrant to such parties (with the knowledge and intent that the Lenders and Administrative Agent are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment: (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions permitted by the Loan Documents; (b) no Default or Potential Default exists; and
(c) this Amendment has been duly authorized and approved by all necessary corporate action and requires the consent of no other Person, and upon execution and delivery, this Amendment shall be binding and enforceable against DOC and each Guarantor in accordance with its terms.

Paragraph 8.   Expenses.  DOC shall pay all costs, fees, and
expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 9.   Miscellaneous.

  9.1 This Amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions of Sections 13 of the Credit Agreement are incorporated herein by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, and
(d) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

  9.2 The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the "Credit Agreement" shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of Lenders under any Loan Document, nor constitute a waiver under any of the Loan Documents.

Paragraph 10. Entireties. This Amendment represents the final agreement between the parties about the subject matter of this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Paragraph 11.  Parties.  This Amendment binds and inures to DOC,
Administrative Agent, Lenders, Guarantors, and their respective successors and assigns.

  The parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of Effective Date.

            [Remainder of Page Intentionally Blank.
                    Signature Pages Follow.]

                         DOBSON OPERATING CO., L.L.C.,
                         as Borrower

                         By:  RICHARD D. SEWELL JR.
                              Name:    Richard D. Sewell Jr.
                              Title:   Treasurer

                         DOBSON COMMUNICATIONS CORPORATION,
                         as Guarantor

                         By:  RICHARD D. SEWELL JR.
                              Name:    Richard D. Sewell Jr.
                              Title:   Treasurer



                         DOBSON CELLULAR SYSTEMS, INC., as Guarantor

                         By:  RICHARD D. SEWELL JR.
                              Name:    Richard D. Sewell Jr.
                              Title:   Treasurer

                         OKLAHOMA RSA 5 LIMITED PARTNERSHIP, as
                         Guarantor

                         By:  OKLAHOMA INDEPENDENT RSA 5
                              PARTNERSHIP, its Managing General
                              Partner

                              By:  DOBSON CELLULAR SYSTEMS, INC.,
                                   as Managing General Partner

                                   By:  RICHARD D. SEWELL JR.
                                        Name:  Richard D. Sewell Jr.
                                        Title: Treasurer


                         OKLAHOMA RSA 7 LIMITED PARTNERSHIP, as
                         Guarantor

                         By:  OKLAHOMA INDEPENDENT RSA 7
                              PARTNERSHIP, its Managing General
                              Partner

                              By:  DOBSON CELLULAR SYSTEMS, INC.,
                                   its Managing General Partner

                                   By:  RICHARD D. SEWELL JR.
                                        Name:  Richard D. Sewell Jr.
                                        Title: Treasurer

                         TEXAS RSA NO. 2 LIMITED PARTNERSHIP, as
                         Guarantor

                         By:  DOBSON CELLULAR SYSTEMS, INC., its
                              Managing General Partner

                              By:  RICHARD D. SEWELL JR.
                                   Name:    Richard D. Sewell Jr.
                                   Title:   Treasurer

                         SANTA CRUZ CELLULAR TELEPHONE, INC., as Guarantor

                         By:  RICHARD D. SEWELL JR.
                              Name:    Richard D. Sewell Jr.
                              Title:   Treasurer

                         BANK OF AMERICA, N.A., as Administrative
                         Agent and a Lender

                         By:  JULIE A. SCHELL
                              Name:    Julie A. Schell
                              Title:   Principal

                         ARCHIMEDES FUNDING III LTD

                         By:  ING Capital Advisors LLC, as
                              Collateral Manager

                              By:  JONATHAN DAVID
                                   Name:  Jonathan David
                                   Title: Vice President

                         AVALON CAPITAL LTD.

                         By:  INVESCO Senior Secured Management,
                              Inc., as Portfolio Advisor

                              By:  KATHLEEN A. LENARCIC
                                   Name:  Kathleen A. Lenarcic
                                   Title: Authorized Signatory

                         AVALON CAPITAL LTD. 2

                         By:  INVESCO Senior Secured Management,
                              Inc., as Portfolio Advisor

                              By:  KATHLEEN A. LENARCIC
                                   Name:  Kathleen A. Lenarcic
                                   Title: Authorized Signatory

                         THE BANK OF NOVA SCOTIA, as a Lender

                              By:  VINCENT J. FITZGERALD JR.
                                   Name:  Vincent J. Fitzgerald Jr.
                                   Title: Authorized Signatory

                         BARCLAYS BANK PLC, as a Lender

                              By:  DANIELE IACOVONE
                                   Name:  Daniele Iacovone
                                   Title: Director

                         BEDFORD CDO, LIMITED

                         By:  Pacific Investment Management
                              Company LLC, as its investment
                              advisor

                              By:  MOHAN V. PHANSALKAR
                                   Name:  Mohan V. Phansalkar
                                   Title: Senior Vice President

                         CATALINA CDO LTD.

                         By:  Pacific Investment Management
                              Company LLC, as its investment
                              advisor

                              By:  MOHAN V. PHANSALKAR
                                   Name:  Mohan V. Phansalkar
                                   Title: Senior Vice President

                         CERES II FINANCE LTD.

                         By:  INVESCO Senior Secured Management
                              Inc., as Sub-Managing Agent
                              (Financial)

                              By:  KATHLEEN A. LENARCIC
                                   Name:  Kathleen A. Lenarcic
                                   Title: Authorized Signatory

                         CANADIAN IMPERIAL BANK OF COMMERCE, as a
                         Lender

                              By:  LAURA HORN
                                   Name:    Laura Horn
                                   Title:   Executive Director,
                                   CIBC World Markets Corp. as
                                   Agent

                         CIBC INC., as a Lender

                              By:  LAURA HORN
                                   Name:  Laura Horn
                                   Title: Executive Director,
                                   CIBC World Markets Corp. as
                                   Agent

                         THE CIT GROUP - EQUIPMENT FINANCING, as
                         a Lender

                              By:  KARATIE J. SAUNDERS
                                   Name:  Karatie J. Saunders
                                   Title: Analyst

                         CN LOAN FUND, as a Lender

                              By:  AARON COHEN
                                   Name:  Aaron Cohen
                                   Title: Vice President

                         COBANK ACB, as a Lender

                              By:  ANITA YOUNGBLOOD
                                   Name:  Anita Youngblood
                                   Title: Vice President

                         COLUMBUS LOAN FUNDING LTD., as a Lender

                         By:  Travelers Asset Management
                              International Company LLC

                              By:  JOHN W. PETCHILER
                                   Name:  John W. Petchiler
                                   Title: Second Vice President

                         CONTINENTAL ASSURANCE COMPANY SEPARATE
                         ACCOUNT (E)

                         By:  TWC Asset Management Company as
                              Attorney-in-Fact

                              By:  MARK L. GOLD
                                   Name:  Mark L. Gold
                                   Title: Managing Director

                              By:  JONATHAN R. INSULL
                                   Name:  Jonathan R. Insull
                                   Title: Senior Vice President

                         CREDIT LYONNAIS NEW YORK BRANCH, as a
                         Lender

                         By:  MARK A. CONDELLONE
                              Name:  Mark A. Condellone
                              Title: FVP

                         DELANO COMPANY

                         By:  Pacific Investment Management
                              Company LLC, as its investment
                              advisor

                              By:  MOHAN V. PHANSALKAR
                                   Name:  Mohan V. Phansalkar
                                   Title: Senior Vice President

                         BANKERS TRUST CO., as a Lender

                         By:  GREGORY P. SHIELDS
                              Name:  Gregory P. Shields
                              Title: Director

                         THE DAI-ICHI KANGYO BANK, LTD as a
                         Lender

                         By:  DANIEL GUEVARA
                              Name:  Daniel Guevara
                              Title: Assistant Vice President

                         DRESDNER BANK AG NEW YORK AND GRAND
                         CAYMAN BRANCHES, as a Lender

                         By:  WILLIAM E. LAMBART
                              Name:  William E. Lambart
                              Title: Vice President

                         By:  BRIAN SCHNEIDER
                              Name:  Brian Schneider
                              Title: Assistant Vice President

                         EATON VANCE INSTITUTIONAL SENIOR LOAN
                         FUND, as a Lender

                         By:  Eaton Vance Management As
                              Investment Advisor

                              By:  SCOTT H. PAGE
                                   Name:  Scott H. Page
                                   Title: Vice President

                         EATON VANCE SENIOR INCOME TRUST, as a
                         Lender

                         By:  Eaton Vance Management As
                              Investment Advisor

                              By:  SCOTT H. PAGE
                                   Name:  Scott H. Page
                                   Title: Vice President

                         ELC CAYMAN LTD. 2000-I, as a Lender

                         By:  ADRIENNE MUSGNUG
                              Name:  Adrienne Musgnug
                              Title: Director

                         FIRSTRUST BANK, as a Lender

                         By:  E. A. D'ANCONA
                              Name:  E. A. D'Ancona
                              Title: Executive Vice President

                         FIRST UNION NATIONAL BANK, as a Lender

                         By:  HARRY E. ELLIS
                              Name:  Harry E. Ellis
                              Title: Managing Director, Senior
                              Vice President

                         GALAXY CLO 1999-1, LTD, as a Lender

                         By:  SAL Investment Advisor, Inc., as
                              its Collateral Manager

                              By:  JOHN LAPHAM
                                   Name:  John Lapham
                                   Title: Authorized Agent

                         KZH CRESCENT LLC, as a Lender

                         By:  SUSAN LEE
                              Name:  Susan Lee
                              Title: Authorized Agent

                         KZH CRESCENT-3 LLC, as a Lender

                         By:  SUSAN LEE
                              Name:  Susan Lee
                              Title: Authorized Agent

                         KZH CYPRESS TREE - 1 LLC, as a Lender

                         By:  SUSAN LEE
                              Name:  Susan Lee
                              Title: Authorized Agent

                         KZH RIVERSIDE LLC, as a Lender

                         By:  SUSAN LEE
                              Name:  Susan Lee
                              Title: Authorized Agent

                         KZH SOLEIL LLC, as a Lender

                         By:  SUSAN LEE
                              Name:  Susan Lee
                              Title: Authorized Agent

                         KZH SOLEIL - 2 LLC, as a Lender

                         By:  SUSAN LEE
                              Name:  Susan Lee
                              Title: Authorized Agent

                         KZH ING - 3 LLC, as a Lender

                         By:  SUSAN LEE
                              Name:  Susan Lee
                              Title: Authorized Agent

                         LEHMEN COMMERCIAL PAPER INC. , as a
                         Lender

                         By:  MICHELE SWANSON
                              Name:  Michele Swanson
                              Title: Authorized Signatory

                         FIRSTAR BANK, N.A. , as a Lender

                         By:  MICHAEL J. HOMEYER
                              Name:  Michael J. Homeyer
                              Title: Vice President

                         MORGAN STANLEY DEAN WITTER PRIME INCOME
                         TRUST, as a Lender

                         By:  SHEILA FINNERTY
                              Name:  Sheila Finnerty
                              Title: Senior Vice President

                         NATEXIS BANQUE, as a Lender

                         By:  EVAN S. KRAUS
                              Name:  Evan S. Kraus
                              Title: Assistant Vice President

                         By:  CYNTHIA F. SACHS
                              Name:  Cynthia F. Sachs
                              Title: VP, Group Manager

                         NORTH AMERICAN SENIOR FLOATING RATE FUND

                         By:  CypressTree Investment Management
                              Company, Inc., as Portfolio Manager

                              By:  JONATHAN D. SHARKEY
                                   Name:  Jonathan D. Sharkey
                                   Title: Principal

                         OLYMPIC FUNDING TRUST SERIES 1991-1, as
                         a Lender

                         By:  ASHLEY R. HAMILTON
                              Name:  Ashley R. Hamilton
                              Title: Authorized Agent

                         OXFORD STRATEGIC INCOME FUND, as a
                         Lender

                         By:  Eaton Vance Management As
                              Investment Advisor

                              By:  SCOTT H. PAGE
                                   Name:  Scott H. Page
                                   Title: Vice President

                         BNP PARIBAS, as a Lender

                         By:  DARLYNN ERNST KITCHER
                              Name:  Darlynn Ernst Kitcher
                              Title: Vice President

                         By:  JOHN W. KOOCHE
                              Name:  John W. Kooche
                              Title: Director

                         PILGRIM PRIME RATE TRUST, as a Lender

                         By:  Pilgrim Investments Inc. as its
                              investment manager

                              By:  ELIZABETH O. MACLEAN
                                   Name:  Elizabeth O. MacLean
                                   Title: Vice President

                         PNC BANK, NATIONAL ASSOCIATION, as a
                         Lender

                         By:  STEVEN J. MCGEHRIN
                              Name:  Steven J. McGehrin
                              Title: Vice President

                         PPM SPYGLASS FUNDING TRUST, as a Lender

                         By:  ASHLEY R. HAMILTON
                              Name:  Ashley R. Hamilton
                              Title: Authorized Agent

                         SENIOR DEBT PORTFOLIO, as a Lender

                         By:  Boston Management and Research as
                              Investment Advisor

                              By:  SCOTT M. PAGE
                                   Name:  Scott M. Page
                                   Title: Vice President

                         SEQUILS I, LTD, as a Lender

                         By:  TCW Advisors Inc., as its
                              Collateral Manager

                              By:  MARK L. GOLD
                                   Name:  Mark L. Gold
                                   Title: Managing Director

                              By:  JONATHAN R. INSULL
                                   Name:  Jonathan R. Insull
                                   Title: Senior Vice
                                   President

                         SEQUILS-ING I (HBDGM), LTD

                         By:  ING Capital Advisors LLC as
                              Collateral Manager

                              By:  JONATHAN DAVID
                                   Name:  Jonathan David
                                   Title: Vice President

                         SRF TRADING, INC., as a Lender

                         By:  ASHLEY R. HAMILTON
                              Name:  Ashley R. Hamilton
                              Title:    Assistant Vice President

                         LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                         ADVANTAGE FUND, as a Lender

                         By:  Stein Roe & Farnham Incorporated,
                              as Advisor

                              By:  BRIAN W. GOOD
                                   Name:  Brian W. Good
                                   Title: Senior Vice
                                   President & Portfolio Manager

                         STEIN ROE FLOATING RATE LIMITED
                         LIABILITY COMPANY, as a Lender

                         By:  BRIAN W. GOOD
                              Name:  Brian W. Good
                              Title: Senior Vice President
                                   Stein Roe & Farnham
                                   Incorporated, as Advisor to
                                   the Stein Roe Floating Rate
                                   Limited Liability Company

                         SUMMIT BANK, as a Lender

                         By:  DONALD J. OBERG, JR.
                              Name:  Donald J. Oberg, Jr.
                              Title: Vice President

                         FRANKLIN FLOATING RATE MASTER SERIES, as a Lender

                         By:  CHAUNCEY LUFKIN
                              Name:  Chauncey Lufkin
                              Title: Vice President

                         FRANKLIN FLOATING RATE TRUST, as a
                         Lender

                         By:  CHAUNCEY LUFKIN
                              Name:  Chauncey Lufkin
                              Title: Vice President

                         THE FUJI BANK, LIMITED, as a Lender

                         By:  MASAHITO EUKUDA
                              Name:  Masahito Eukuda
                              Title: Senior Vice President

                         KEY CORPORATE CAPITAL INC. , as a Lender

                         By:  LAURA E. FINLIN
                              Name:  Laura E. Finlin
                              Title: Corporate Banking Officer

                         FRANKLIN FLOATING RATE MASTER SERIES, as a Lender

                         By:  CHAUNCEY LUFKIN
                              Name:  Chauncey Lufkin
                              Title: Vice President

                         SUNTRUST BANK, as a Lender

                         By:  W. DAVID WISDOM
                              Name:  W. David Wisdom
                              Title: Vice President

                         SWISS LIFE US RAINBOW LIMITED

                         By:  ING Capital Advisors LLC, as
                         Investment Manager

                              By:  JONATHAN DAVID
                                   Name:  Jonathan David
                                   Title: Vice President

                         SYNDICATED LOAN FUNDING TRUST, as a
                         Lender

                         By:  Lehman Commercial Paper Inc., not
                              in its individual capacity, but
                              solely as Asset Manager

                              By:  G. ANDREW KEITH
                                   Name:  G. Andrew Keith
                                   Title: Authorized Signatory

                         TORONTO DOMINION (TEXAS), INC. , as a
                         Lender

                         By:  ANN S. SLANIS
                              Name:  Ann S. Slanis
                              Title: Vice President

                         TRAVELERS CORPORATE LOAN FUND INC., as a
                         Lender

                         By:  Travelers Asset Management
                              International Company LLC

                              By:  JOHN W. PETCHLER
                                   Name:  John W. Petchler
                                   Title: Second Vice
                                   President

                         THE TRAVELERS INSURANCE COMPANY, as a
                         Lender

                         By:  JOHN W. PETCHLER
                              Name:  John W. Petchler
                              Title: Second Vice President

                         UNION BANK OF CALIFORNIA, N.A., as a
                         Lender

                         By:  CRAIG R. COPPER
                              Name:  Craig R. Copper
                              Title: Assistant Vice President

                         UNITED OF OMAHA LIFE INSURANCE COMPANY

                         By:  TCW Asset Management Company, its
                              Investment Advisor

                              By:  MARK L. GOLD
                                   Name:  Mark L. Gold
                                   Title: Managing Director

                              By:  JONATHAN R. INSULL
                                   Name:  Jonathan R. Insull
                                   Title: Senior Vice
                                   President

                         U.S. BANK NATIONAL ASSOCIATION, as a
                         Lender

                         By:  ANDY MCDONALD
                              Name:  Andy McDonald
                              Title: Senior Vice President

                         VAN KAMPEN PRIME RATE INCOME TRUST

                         By:  Van Kampen Investment Advisory
                              Corp.

                              By:  DARVIN D. PIERCE
                                   Name:  Darvin D. Pierce
                                   Title: Vice President

                         WEBSTER BANK, as a Lender

                         By:  TCW Asset Management Company, its
                              Investment Advisor

                              By:  BARBARA E. HILLMEYER
                                   Name:  Barbara E. Hillmeyer
                                   Title: Vice President

                         KEMPER FLOATING RATE FUND, as a Lender

                         By:  KELLY D. BABSON
                                   Name:  Kelly D. Babson
                                   Title: Managing Director

                          EXHIBIT E-2

  REVISED FORM OF PERMITTED ACQUISITION COMPLIANCE CERTIFICATE

                    DATE:               ,

ADMINISTRATIVE AGENT:         Bank of America, N.A.

BORROWER:                     Dobson Operating Co., L.L.C.
                              (successor by merger with Dobson
                              Operating Company and Dobson
                              Cellular Operations Company)


   This Permitted Acquisition Compliance Certificate (the "Certificate") is delivered under the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrower, Administrative Agent, and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

1. Notification of Proposed Acquisition.

   Borrower hereby notifies Administrative Agent that
                                [Borrower or any Restricted
Subsidiary of Borrower] intends to acquire the [stock/assets] of
(the "Subject Acquisition"), on                     , 20
(the "Acquisition Date") [in exchange for                    ].
In connection with the Subject Acquisition and in satisfaction of certain conditions precedent to the qualification of the Subject Acquisition as a "Permitted Acquisition" under the Loan Documents, the following is attached hereto:

   Annex A:    which demonstrates compliance with the Purchase
               Price requirements for a "Permitted Acquisition" and the required availability under the Revolver Facility;

   Annex B: which sets forth calculations demonstrating pro forma compliance with the financial covenants in
               Section 9.29 and additional covenants in Sections 9.12, 9.13, 9.20, and 9.22 of the Credit Agreement, after giving effect to the Subject Acquisition;

   Annex C: which sets forth a pro forma income and balance sheet for the Companies, after giving effect to the Subject Acquisition;

   Annex D: which sets forth cash flow projections for the Subject Acquisition through the last-to-occur of the then-effective Termination Dates ; and

   Annex E: which sets forth the Capital Expenditures projected for the Subject Acquisition from the consummation date of the Subject Acquisition through the last-to occur of the then-effective Termination Dates (the "Supplemental Capital Expenditures Budget").

2. Certifications.     On and as of the date of this
   Certificate, Borrower certifies to Administrative Agent and
   Lenders that the following statements are true and correct on the date hereof and will be true and correct on the closing date of the Subject Acquisition:

   (a) All of the representations and warranties in the Credit Agreement are true and correct (except to the extent that (i) the representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions permitted by the Loan Documents and, if applicable, supplemental Schedules have been delivered with respect thereto and, when necessary, approved by Required Lenders);

   (b) No Default or Potential Default exists nor will occur as a result of, and after giving effect to, the Subject Acquisition;

   (c) The company(ies) being acquired is (are) engaged in, or the assets being acquired are used in, the domestic cellular industry;

   (d) To the extent the Subject Acquisition is structured as a merger, Borrower (or if such merger is with any Restricted Subsidiary of Borrower, then a domestic entity that is or becomes a Restricted
          Subsidiary) is the surviving entity after giving effect to such merger;

   (e) To the extent that the Subject Acquisition is structured as a stock/equity acquisition, the acquiring Company will own not less than 75% of the entity being acquired and such acquired entity will be a domestic entity that is or becomes a Restricted Subsidiary;

   (f) A true and correct copy of the Purchase Agreement and all amendments, exhibits, and schedules thereto (the "Purchase Documents") have been delivered to Administrative Agent no later than the dates required by the Loan Documents and such Purchase Documents continue to be true and correct, and except for amendments, modifications, or supplements attached hereto as Annex F, such Purchase Documents have not been amended, modified, or supplemented since delivered to Administrative Agent;

   (g) The Purchase Price for the Subject Acquisition does not exceed $200,000,000, and when aggregated with the purchase prices of all other Acquisitions and Permitted Asset Swaps consummated during the calendar year, does not exceed $400,000,000;

   (h) To the extent the Subject Acquisition is a Permitted Asset Swap, the Subject Acquisition satisfies the requirements for a Permitted Asset Swap; and

   (i) Immediately prior to the Subject Acquisition and after giving effect thereto and all Borrowings under the Revolver Facility to be made in connection therewith, there is at least $25 million of availability under the Revolver Commitment and all calculations required by Administrative Agent showing the same are attached hereto.

3. Acknowledgments and Confirmation.

   Borrower acknowledges that this Certificate and the attached documents are being delivered in partial satisfaction of the requirements for a "Permitted Acquisition," and further confirms its understanding that the Subject Acquisition will not be a "Permitted Acquisition" until satisfaction of each of the criteria specified in the definition of "Permitted Acquisition" in Section 1.1 of the Credit Agreement, including, without limitation, satisfaction of the conditions precedent set forth in
Section 7.2 and on Schedule 7.2.

4. Further Assurances.

   Borrower shall timely deliver to Administrative Agent, upon reasonable request by Administrative Agent, any documents, certificates, or information relating to the Subject Acquisition (including, without limitation, all information necessary to enable Administrative Agent to complete any due diligence related to the Company(ies) or the assets being acquired), which documents or certificates shall be in form and substance acceptable to Administrative Agent.

                              DOBSON OPERATING CO., L.L.C.
                              (successor by merger with Dobson
                              Operating Company and Dobson
                              Cellular Operations Company)


                              By:
                                   Name:
                                   Title:

                            ANNEX A
        TO PERMITTED ACQUISITION COMPLIANCE CERTIFICATE

          Compliance with Purchase Price Requirements

A.   Purchase Price

     1.   Purchase Price of Subject Acquisition (not to exceed $200,000,000),
          the components of which are, as follows:          $____________

          A.   Cash                           $____________
          B.   Value of Capital Stock         $____________
          C.   Assumed Liabilities            $____________
          D.   Value of Property Exchanged
               (excluded from Purchase Price
                calculation for Permitted Asset
               Swaps only)                    $____________
          E.   Consulting Contracts           $____________
          F.   Non-Compete Agreements         $____________
     2. Purchase Price of all other Permitted Acquisitions and Permitted Asset Swaps consummated in the calendar
          year                                              $____________
     3.   The sum of Lines 1 and 2 does not exceed $400,000,000    Yes/No
     4.   The fair market value of the Cellular Assets of the Companies
          exchanged in the Subject Acquisition              $____________
     5. The fair market value of the Cellular Assets of the Companies exchanged in all other Permitted Asset Swaps since the
          Closing Date                                      $____________
     6.   The sum of Lines 5 and 6 does not exceed $200,000,000    Yes/No

B.   Revolver Availability

     1.   Availability under the Revolver Commitment immediately prior to the
          consummation of the Subject Acquisition           $____________
     2.   Principal amount of Borrowings under the Revolver Facility on the
          closing date of the Subject Acquisition           $____________
     3.   The difference between Lines 1 and 2 does not exceed $25,000,000
                                                                      Yes/No

                                 ANNEX B
        TO PERMITTED ACQUISITION COMPLIANCE CERTIFICATE

                      FINANCIAL COVENANTS

Status of Compliance with Sections 9.12, 9.13, 9.20, 9.22, and 9.29 of the Credit Agreement(1)

(Unless otherwise indicated, all calculations are made on a consolidated pro forma basis for the Companies (after giving effect to the Subject Acquisition) with respect to the most recently-ended Rolling Period)

Calculations are to be submitted in a form substantially similar to those utilized in the Compliance Certificate and in detail and scope acceptable to Administrative Agent.

---------------

(1) All as more particularly determined in accordance with the terms of the Credit Agreement, which control in the event of conflicts with this form.

                            ANNEX C
        TO PERMITTED ACQUISITION COMPLIANCE CERTIFICATE


Date:

Subject Acquisition:

               PRO FORMA INCOME AND BALANCE SHEET

                  (TO BE PROVIDED BY BORROWER)

                            ANNEX D
        TO PERMITTED ACQUISITION COMPLIANCE CERTIFICATE


Date:

Subject Acquisition:

                     CASH FLOW PROJECTIONS

                  (TO BE PROVIDED BY BORROWER)

                            ANNEX E
        TO PERMITTED ACQUISITION COMPLIANCE CERTIFICATE


Date:

Subject Acquisition:

            SUPPLEMENTAL CAPITAL EXPENDITURE BUDGET

                  (TO BE PROVIDED BY BORROWER)

                            ANNEX F
        TO PERMITTED ACQUISITION COMPLIANCE CERTIFICATE


Date:

Subject Acquisition:

                       PURCHASE AGREEMENT

                  (TO BE PROVIDED BY BORROWER)